Exhibit 10.9

[***] Certain information in this document, marked by brackets, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT NO. 4
TO
CO-DEVELOPMENT AND COLLABORATION AGREEMENT BETWEEN
GENMAB A/S AND GLAXO GROUP LIMITED DATED 19 DECEMBER 2006,
AS AMENDED
 (the “Agreement”)

This amendment to the Agreement (“Amendment No. 4”) is made and entered into as of the 20th day of December, 2010 (the “Amendment Effective Date”), between

GENMAB A/S, a Danish corporation having its principal office at Bredgade 34, DK-1260 Copenhagen K, Denmark (“Genmab”); and

GLAXO GROUP LIMITED, registered in England as company number 305979 and having its principal office at Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex, UB6 0NN, United Kingdom (“GSK”).

RECITALS:

Whereas, the Parties desire to further amend the terms of the Agreement relating to the number of Sales Representatives required to support the Commercialisation of the Product; and

Whereas, the Parties desire to amend the Agreement as set forth herein as required by Clause 30.12 of the Agreement.

NOW, THEREFORE, IN CONSIDERATION OF THE FOREGOING AND THE COVENANTS AND AGREEMENTS CONTAINED HEREIN, GENMAB AND GSK, INTENDING TO BE LEGALLY BOUND, HEREBY AGREE TO AMEND THE AGREEMENT AS FOLLOWS:

1.                                      Sales FTEs

1.1                               A new Clause 6.1(C) is hereby inserted into the Agreement as follows:

“Notwithstanding Clauses 6.1(A) and 6.1(B), the Parties agree that GSK shall not be in breach of this Agreement in the event it has less than [***] Sales FTEs Detailing or otherwise committed to the Product for [***], in [***] or [***] respectively, in circumstances where Genmab has been provided with a copy of the relevant Regional Commercialisation Plan and has, via the JSC, in its sole discretion agreed in writing for the coming Calendar Year that it will waive the relevant requirement in Clause 6.1(A) and/or 6.1(B) respectively.  In case Genmab agrees to waive the requirement in Clause 6.1(A) and/or 6.1(B) for a given Calendar Year, GSK shall commit the number of Sales FTEs as agreed in the relevant Regional Commercialisation Plan(s).  Each waiver shall continue to apply during such Calendar Year for so long as GSK does not substantially change the Regional Commercialisation Plan(s) without Genmab’s prior written consent.  At the end of the Calendar Year the relevant Clause 6.1(A) and/or 6.1(B) shall become applicable again, unless a new written waiver is provided by Genmab, via the JSC, in its sole discretion.”

2.                                      No Other Amendments

2.1                               Save as set forth in this Amendment No. 4 all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the Parties has caused this Amendment No. 4 to be executed and delivered by its duly authorised representatives to be effective as of the Amendment Effective Date.

GENMAB A/S	GLAXO GROUP LIMITED

By:	By:
Name:	Name:
Title:	Title:

GENMAB A/S

By:
Name:
Title: